Business Combination	12 Months Ended
Dec. 31, 2023
Business Combination [Abstract]
Business combination

NOTE 3: Business combination

Acquisition of Genomic Prostate Score® (GPS) test (formerly Oncotype DX GPS) from Exact Sciences

On August 2, 2022, the Company announced it has entered into an agreement with Genomic Health, Inc., a subsidiary of Exact Sciences Corporation (“Exact Sciences”), to acquire the GPS test from Exact Sciences. MDxHealth acquired GPS in order to expand its menu of tests targeted into urology and prostate cancer and in order to position the Company as one of the leaders in the urology and prostate cancer space with one of the most comprehensive menus of precision diagnostics.

Under the terms of the agreement, the Company acquired the GPS prostate cancer business of Exact Sciences for an aggregate purchase price of up to $100 million, of which an amount of $25 million was paid in cash and an amount of $5 million was settled through the delivery of 691,171 shares of the Company, at a price per share of $7.23. Following the closing, which took place on August 2, 2022, an additional aggregate earnout amount of up to $70 million was to be paid by the Company to Exact Sciences over a three year period, commencing in 2024, in tranches equal to a portion of the annual revenues attributable to the GPS prostate cancer business for the preceding fiscal year; provided, in each instance, that such revenues exceed certain minimum revenue milestones for such fiscal year.

At the option of MDxHealth, the earnout amounts can be settled in cash or through the issuance of additional shares of the Company (valued in function of a volume weighted average trading price of the Company’s shares at the end of the relevant earnout period) to Exact Sciences, provided that the aggregate number of shares held by Exact Sciences shall not exceed more than 5% of the outstanding shares of the MDxHealth.

The Acquisition was accounted for under the acquisition method of accounting and was being treated as a business combination in accordance with IFRS given that there are inputs from the intellectual property and customers acquired, a substantive process, consisting of a workforce that was hired from Exact Sciences, which allows the Company to generate outputs as from day 1 of the acquisition. The purchase price was allocated based on the estimated fair value of net assets acquired and liabilities assumed at the date of the acquisition.

The acquisition consideration was comprised of (in thousands of $):

Cash	25,000
Stock	5,000
GPS Contingent consideration	50,483
Total acquisition consideration	80,483

The purchase price in excess of the fair value of net assets acquired, has been considered as residual Goodwill for an amount of $35.9 million.

The fair value of the identifiable assets at the date of acquisition were:

Thousands of $	Carrying value at acquisition date	Fair value adjustments	Fair value at acquisition date
Intangible assets IP / Brand	-	36,550	36,550
Intangible assets Customer relationships	-	8,007	8,007
Total identified assets	-	44,557	44,557
Goodwill	-	35,926	35,926
Acquisition price	-	-	80,483

We have performed a fair value analysis of the business combination, with corresponding adjustments to the intangible assets.

The accounting for the business combination resulted in fair values at date of acquisition of $44.6 million for the IP/brand and customer relationships, based on the relief-from-royalty valuation method, with a royalty rate of 9.56% and a remaining useful life of 15 years for the IP/Brand and a useful life of 6.5 years for the customer relationships. The discount rate (post-tax WACC) used for the valuation was set at 14.95%. The goodwill recognized is primarily attributable to the trained and knowledgeable workforce and to the expected synergies that will be realized at level of operations, existing customer base, and sales & marketing.

Following the closing, an additional aggregate earnout amount of up to $70 million is to be paid by MDxHealth to Exact Sciences upon achievement of certain revenue milestones related to fiscal years 2023 through 2025. The contingent consideration was assessed at $52.9 million at December 31, 2022. The liability recognized reflects a probability-weighted estimate at the current net present value at the date of acquisition, which is expected to become payable, as further detailed in Note 16. Fair value adjustments to this contingent consideration liability are recognized in the statement of profit or loss as described in Note 8.

The net deferred tax asset resulting from this purchase price allocation was not recognized given insufficient future taxable profits. The recognized goodwill is expected to be fully tax deductible upon actual payment of the contingent consideration.

The total acquisition-related costs recognized as an expense in general and administrative expenses for the year ended December 31, 2022, were $3.7 million.

The GPS acquisition contributed $30.9 million and $9.3 million to the Company’s consolidated revenues for the periods ended December 31, 2023 and 2022, respectively. The Company is unable to determine what the full year 2022 GPS revenues would have been had the acquisition been completed as of January 1, 2022, given that the Company would have to make assumptions related to GPS while it was owned and sold by Exact Sciences and to do so would be impracticable.

The Company financed the acquisition in part through a $35 million loan and security agreement with an affiliate of Innovatus Capital Partners, LLC (“Innovatus”), which replaced the Company’s existing €9 million debt facility with Kreos Capital (“Kreos”). Refer to Note 16 for further details.

On August 23, 2023, MDxHealth and Exact Sciences Corporation amended their existing Oncotype DX GPS prostate cancer business asset purchase agreement, deferring the Company’s initial earnout payment by 3 years, from 2024 to 2027, in consideration for an amendment fee of $250,000 in cash and 250,000 of the Company’s shares, a 5-year subscription right (warrant) to acquire up to 1,000,000 of the Company’s shares at an exercise price of $5.265 per share (representing a 50% premium to the market price of the shares as of August 18, 2023), and an increase in the potential aggregate earnout amount from $70 million to $82.5 million. The resulting financial charges of this amendment are further described in Note 8.

The Company agreed to convene a general shareholders’ meeting to approve the subscription right. Under the terms of the amended asset purchase agreement, MDxHealth has agreed to make earnout payments to Exact Sciences in each of fiscal years 2025, 2026 and 2027, based upon certain revenues related to fiscal years 2024, 2025 and 2023, respectively. At the option of MDxHealth, the earnout amounts can be settled in cash or through the issuance of additional shares of the Company (valued in function of a volume weighted average trading price of the Company’s shares at the end of the relevant earnout period) to Exact Sciences, provided that the aggregate number of shares held by Exact Sciences shall not exceed more than 7.5% (increased from 5% in the initial agreement) of the outstanding shares of the Company.